Vanguard® Global ESG Select Stock Fund
Schedule of Investments (unaudited)
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (98.8%)
Canada (4.5%)
Bank of Nova Scotia	387,226	18,717
BCE Inc.	300,646	13,561
		32,278
Denmark (0.9%)
Vestas Wind Systems A/S	324,729	6,402
France (6.2%)
Cie Generale des Etablissements Michelin SCA	758,883	19,339
Schneider Electric SE	103,711	13,115
L'Oreal SA	38,355	12,044
		44,498
Hong Kong (2.8%)
AIA Group Ltd.	2,675,000	20,262
Japan (6.0%)
Recruit Holdings Co. Ltd.	886,800	27,288
Mitsubishi UFJ Financial Group Inc.	3,342,600	15,790
		43,078
Netherlands (8.2%)
ING Groep NV	1,730,518	17,028
Koninklijke DSM NV	139,807	16,445
Wolters Kluwer NV	119,319	12,679
ASML Holding NV NYRS	26,764	12,644
		58,796
Singapore (2.7%)
DBS Group Holdings Ltd.	796,687	19,261
Spain (6.0%)
Industria de Diseno Textil SA	1,108,391	25,159
Iberdrola SA	1,774,586	18,046
		43,205
Switzerland (3.5%)
Novartis AG (Registered)	309,375	25,026
Taiwan (3.9%)
Taiwan Semiconductor Manufacturing Co. Ltd.	2,317,163	27,857
United Kingdom (9.4%)
GSK plc	1,237,110	20,265
Diageo plc	419,578	17,266
National Grid plc	1,566,831	17,071

			Shares	Market Value ($000)
		Compass Group plc	613,988	12,932
				67,534
United States (44.7%)
		Microsoft Corp.	146,940	34,109
		Prologis Inc.	264,061	29,245
		Merck & Co. Inc.	284,346	28,776
		Home Depot Inc.	86,375	25,578
		Visa Inc. Class A	118,409	24,530
		Texas Instruments Inc.	147,224	23,649
		Cisco Systems Inc.	498,437	22,644
		Northern Trust Corp.	235,536	19,867
		Deere & Co.	45,380	17,962
		Ecolab Inc.	109,406	17,184
		Accenture plc Class A	52,679	14,956
		Progressive Corp.	110,574	14,198
		Colgate-Palmolive Co.	178,626	13,190
*		Edwards Lifesciences Corp.	167,306	12,118
		Trane Technologies plc	70,408	11,239
		Automatic Data Processing Inc.	44,528	10,762
				320,007
Total Common Stocks (Cost $726,422)				708,204
		Coupon
Temporary Cash Investments (1.7%)
Money Market Fund (1.7%)
[1]	Vanguard Market Liquidity Fund (Cost $11,839)	3.117%	118,426	11,840
Total Investments (100.5%) (Cost $738,261)				720,044
Other Assets and Liabilities—Net (-0.5%)				(3,544)
Net Assets (100%)				716,500
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	352,285	—	—	352,285
Common Stocks—Other	12,644	343,275	—	355,919
Temporary Cash Investments	11,840	—	—	11,840
Total	376,769	343,275	—	720,044